                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC 20549


                                      FORM 8-K/A

                                    CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF THE


                           SECURITIES EXCHANGE ACT OF 1934

                                 --------------------

                            DATE OF REPORT: August 1, 1996

                                 --------------------


                             FIRST MERCHANTS CORPORATION
                (Exact Name of Registrant as Specified in its Charter)

                                ---------------------




       INDIANA                     0-17071                      35-1544218
(State of Incorporation)        (SEC File No.)            (IRS Employer ID No.)


                               200 East Jackson Street
                                     P.O. Box 792
                              Muncie, Indiana 47305-2814
                       (Address of Principal Executive Offices)


                                    (317) 747-1500
                           (Registrant's Telephone Number)






                                  Page 1 of 12 Pages

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Financial Statements of Business Acquired. As referenced in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on August 15, 1996, it was impracticable for First Merchants Corporation to provide the Union National Bancorp financial statements as of and for the period ended June 30, 1996 at the time of the filing of the Current Report on Form 8-K. Accordingly, as provided by Item 7(a)(4) of Form 8-K, First Merchants Corporation hereby submits the following financial statements for Union National Bancorp:

    (vii)     Consolidated Condensed Balance Sheet as of June 30, 1996
              (unaudited)

    (viii) Consolidated Condensed Statement of Income for the six (6) months ended June 30, 1996 and 1995 (unaudited)

    (ix) Consolidated Condensed Statement of Changes in Stockholders' Equity for the six (6) months ended June 30, 1996 (unaudited)

    (x) Consolidated Condensed Statement of Cash Flows for the six (6) months ended June 30, 1996 and 1995 (unaudited)

    (xi)      Notes to Consolidated Condensed Financial Statements (unaudited)

    (b) Pro Forma Financial Information. As referenced in the Current Report on Form 8-K filed with the Commission on August 15, 1996, it was impracticable for First Merchants Corporation to provide the pro forma condensed combined financial information as of and for the period ended June 30, 1996 at the time of the filing of the Current Report on Form 8-K. Accordingly, as provided by
Item 7(a)(4) and Item 7(b)(2) of Form 8-K, First Merchants Corporation hereby submits the following pro forma financial information:

    (ii) Pro Forma Condensed Combined Financial Information including Balance Sheet as of June 30, 1996 and Statement of Income for the six (6) months ended June 30, 1996.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Date:  October 14, 1996.

                             FIRST MERCHANTS CORPORATION


                             By   /s/ Larry R. Helms
                                --------------------------------
                                Larry R. Helms
                                Senior Vice President

                        UNION NATIONAL BANCORP AND SUBSIDIARY
                         CONSOLIDATED CONDENSED BALANCE SHEET
                                (DOLLARS IN THOUSANDS)
                                     (UNAUDITED)

 June 30                                                       1996
--------------------------------------------------------------------------------

 ASSETS
   Cash and due from banks                                   $  3,627
   Investment securities
       Available for sale                                      56,984
       Held to maturity                                         3,025
                                                             --------
          Total investment securities                          60,009
   Loans                                                       99,170
   Allowance for loan losses                                   (1,047)
                                                             --------
          Net loans                                            98,123
   Premises and equipment                                       3,021
   Other assets                                                 2,795
                                                             --------
          Total assets                                       $167,575
                                                             --------
                                                             --------

 LIABILITIES
   Deposits
       Noninterest bearing                                   $  8,636
       Interest bearing                                       127,215
                                                             --------
          Total deposits                                      135,851
       Short-term borrowings                                    5,274
       Federal Home Loan Bank advances                          9,000
       Other liabilities                                        1,609
                                                             --------
          Total liabilities                                   151,734
                                                             --------

 COMMITMENTS AND CONTINGENCIES

 STOCKHOLDERS' EQUITY
   Common stock, $5 stated value
       Authorized - 200,000 shares
       Issued and outstanding - 193,968                           970
   Paid-in capital                                              1,957
   Retained earnings                                           12,800
   Net unrealized gain on securities available for sale           114
                                                             --------
          Total stockholders' equity                           15,841
                                                             --------

          Total liabilities and stockholders' equity         $167,575
                                                             --------
                                                             --------

 See notes to consolidated condensed financial statements.

                        UNION NATIONAL BANCORP AND SUBSIDIARY
                      CONSOLIDATED CONDENSED STATEMENT OF INCOME
              (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
                                     (UNAUDITED)

 Six Months Ended June 30                                1996           1995
--------------------------------------------------------------------------------

 INTEREST INCOME
   Loans receivable                                    $  3,969       $  3,581
   Investment securities
       Taxable                                            1,611          1,412
       Tax exempt                                           400            467
   Federal funds sold                                        13             38
                                                       ------------------------
          Total interest income                           5,993          5,498
                                                       ------------------------

 INTEREST EXPENSE
   Deposits                                               3,145          2,969
   Short-term borrowings                                     80             45
   Federal Home Loan Bank advances                          242            234
                                                       ------------------------
          Total interest expense                          3,467          3,248
                                                       ------------------------

 NET INTEREST INCOME                                      2,526          2,250
   Provision for loan losses                                170            211
                                                       ------------------------
 NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES      2,356          2,039
                                                       ------------------------

 OTHER INCOME
   Service charges on deposit accounts                      163            143
   Net realized gains on sales of securities                 24             22
   Other income                                              52             30
                                                       ------------------------
          Total other income                                239            195
                                                       ------------------------

 OTHER EXPENSES
   Salaries and employee benefits                           888            802
   Premises and equipment expenses                          223            201
   Data processing fees                                     101             89
   Deposit insurance expense                                  1            136
   Other expenses                                           233            127
                                                       ------------------------
          Total other expenses                            1,446          1,355
                                                       ------------------------

 INCOME BEFORE INCOME TAX                                 1,149            879
   Income tax expense                                       333            205
                                                       ------------------------

 NET INCOME                                              $  816         $  674
                                                       ------------------------
                                                       ------------------------

 NET INCOME PER SHARE                                   $  4.21        $  3.47

 Weighted Average Shares Outstanding                    193,968        194,302

 See notes to consolidated condensed financial statements.

                        UNION NATIONAL BANCORP AND SUBSIDIARY
         CONSOLIDATED CONDENSED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                            (DOLLAR AMOUNTS IN THOUSANDS)
                                     (UNAUDITED)

                                                         1996           1995
--------------------------------------------------------------------------------

Balances, January 1                                   $  15,741      $  13,409
Net income                                                  816            674
Cash dividends                                             (135)          (136)
Stock redeemed                                                             (26)
Net change in unrealized gain (loss) on securities
  available for sale
                                                           (581)           597
                                                       ------------------------

 Balances, June 30                                    $  15,841      $  14,518
                                                       ------------------------
                                                       ------------------------

 See notes to consolidated condensed financial statements.

                        UNION NATIONAL BANCORP AND SUBSIDIARY
                    CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
                                (DOLLARS IN THOUSANDS)
                                     (UNAUDITED)

 Six Months Ended June 30                                      1996       1995
--------------------------------------------------------------------------------

 OPERATING ACTIVITIES
   Net income                                                $  816     $  674
   Adjustments to reconcile net income to net cash
          provided by operating activities
       Provision for loan losses                                170        211
       Depreciation and amortization                            112        101
       Investment securities amortization (accretion), net     (109)        14
       Investment securities gains                              (24)       (22)
       Net change in
          Other assets                                         (165)       298
          Other liabilities                                     401         13
                                                            -------------------
          Net cash provided by operating activities           1,201      1,289
                                                            -------------------

 INVESTING ACTIVITIES
   Purchase of securities available for sale                 (7,644)    (9,612)
   Proceeds from sales of securities available for sale       1,049
   Proceeds from maturities of securities
       available for sale                                     7,819      4,500
   Purchase of securities held to maturity                     (286)    (1,655)
   Proceeds from sales of securities held to maturity                      380
   Proceeds from maturities of securities held to maturity      527        685
   Net change in loans                                       (8,736)    (4,056)
   Purchase of premises and equipment                          (106)       (28)
   Other investing activities                                    93
                                                            -------------------
          Net cash used by investing activities              (7,284)    (9,786)
                                                            -------------------

 FINANCING ACTIVITIES
   Net change in
       Deposits                                               3,512      5,723
       Short-term borrowings                                  1,872      2,395
   FHLB advances                                              1,000
   Cash dividends                                              (135)      (136)
   Stock redeemed                                                          (26)
                                                            -------------------
       Net cash provided by financing activities              6,249      7,956
                                                            -------------------

 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS           166       (541)

 CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                 3,461      3,663
                                                            -------------------

 CASH AND CASH EQUIVALENTS, END OF YEAR                     $ 3,627    $ 3,122
                                                            -------------------
                                                            -------------------

 See notes to consolidated condensed financial statements.

                        UNION NATIONAL BANCORP AND SUBSIDIARY
                 NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


Note 1:  General

The significant accounting policies followed by Union National Bancorp (Corporation) and its wholly owned subsidiary for interim financial reporting are consistent with the accounting polices followed for annual financial reporting. All adjustments which are in the opinion of management necessary for a fair statement of the results for the period reported have been included in the accompanying consolidated financial statements.

Note 2:  Acquisition

On August 1, 1996, First Merchants Corporation of Muncie, Indiana (First Merchants) acquired all of the assets of the Corporation through the merger of the Corporation with and into First Merchants. Pursuant to the terms of the merger agreement, stockholders of the Corporation receive 4.86 shares of First Merchants common stock for each share of the Corporation common stock held.

                  PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION


The following unaudited pro forma combined condensed balance sheet as of June 30, 1996, and the pro forma combined condensed statement of income for the year ended June 30, 1996, give effect to the Merger based on the historical consolidated financial statements of First Merchants Corporation ("First Merchants") and its subsidiaries and the historical consolidated financial statements of Union National Bancorp ("Union National") and its subsidiary under the assumptions and adjustments set forth in the accompanying notes to the pro forma financial statements.

The pro forma financial statements have been prepared by the managements of First Merchants and Union National based upon their respective financial statements. These pro forma statements, which include results of operations as if the Merger had been consummated at the beginning of each period presented, may not be indicative of the results that actually would have occurred if the Merger had been in effect on the dates indicated or which may be obtained in the future.

The following pro forma combined condensed balance sheet and condensed statements of income include:

         (a)  First Merchant's historical consolidated financial information.

         (b)  Union National's historical consolidated financial information.

         (c) The combined statements of First Merchants and Union National, which have been designated herein as "First Merchants/Union National Pro Forma Combined."

         (d) Randolph County Bancorp's ("Randolph County") historical consolidated financial information, which has been designated herein as "Randolph County." On October 2, 1996, First Merchants acquired for shares of First Merchants common stock, all of the issued and outstanding common stock of Randolph County. The transaction will be accounted for as a pooling of interests; accordingly, historical financial data for Randolph County is included for all periods presented.

         (e) The combined statements of First Merchants, Union National and Randolph County which have been designated herein as "Pro Forma Combined."

                      PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                    JUNE 30, 1996
                                     (UNAUDITED)
                                    (IN THOUSANDS)


                                  (a)         (b)                         (c)            (d)                      (e)
                                                           Pro Forma    First Merchants/           Pro Forma
                                                           Adjustments  Union National             Adjustments
                                 First       Union          Increase   Pro Forma      Randolph      Increase    Pro Forma
                               Merchants    National       (Decrease)   Combined       County      (Decrease)    Combined
                             -----------------------------------------------------------------------------------------------

Assets:
  Cash and due from banks         $  31,106    $  3,627                $  34,733    $  2,067                 $  36,800
  Federal funds sold                 15,100                               15,100                                15,100
  Interest- bearing deposits                                                             107                       107

  Investment securities:
     Available for sale             145,992      56,984                  202,976      24,271                   227,247
     Held to maturity                51,015       3,025                   54,040                                54,040
                                --------------------------------------------------------------------------------------------
  Total investment securities       197,007      60,009                  257,016      24,271                   281,287

  Loans                             439,926      99,170                  539,096      44,829                   583,925
     Allowance for loan losses       (4,919)     (1,047)                  (5,966)       (665)                   (6,631)
                                --------------------------------------------------------------------------------------------
     Net loans                      435,007      98,123                  533,130      44,164                   577,294
  Premises and equipment             10,467       3,021                   13,488       1,273                    14,761
  Goodwill                            1,780                                1,780                                 1,780
  Other assets                       13,742       2,795                   16,537       1,415                    17,952
                                --------------------------------------------------------------------------------------------
     Total Assets                $  704,209    $167,575                 $871,784   $  73,297                $  945,081
                                --------------------------------------------------------------------------------------------
                                --------------------------------------------------------------------------------------------

Liabilities:
  Deposits                       $  574,225  $  135,851               $  710,076   $  62,388                $  772,464
  Short-term borrowings              41,611       5,274                   46,885       1,500                    48,385
  Federal Home Loan Bank
    advances                                      9,000                    9,000                                 9,000
  Other liabilities                   5,872       1,609                    7,481         470                     7,951
                               ---------------------------------------------------------------------------------------------
     Total Liabilities              621,708     151,734                  773,442      64,358                   837,800
                               ---------------------------------------------------------------------------------------------

Stockholders' equity:
  Common stock                          633         970      (852)(1)        751       2,756   (2,686) (2)        821
  Additional paid-in capital         16,132       1,957      852  (1)     18,941         709    2,686  (2)      22,336
  Retained earnings                  65,971      12,800                   78,771       5,593                    84,364
  Net unrealized gain (loss) on
     securities available for sale     (235)        114                     (121)       (119)                     (240)
                                 -------------------------------------------------------------------------------------------
     Total Stockholders' Equity      82,501      15,841                   98,342       8,939                   107,281
                                 -------------------------------------------------------------------------------------------

     Total Liabilities and
       Stockholders' Equity      $  704,209  $  167,575               $  871,784   $  73,297                $  945,081
                                --------------------------------------------------------------------------------------------
                                --------------------------------------------------------------------------------------------


     See notes to pro forma combined condensed balance sheet.

    NOTES TO PRO FORMA COMBINED CONDENSED BALANCE SHEET (Unaudited)

    The following pro forma adjustments are necessary to record the Mergers.

[1] To reflect exchange of shares of Union National common stock for shares of First Merchants common stock, retaining the historical cost basis of assets, liabilities and equity through the treatment as a pooling of interest. A total of 942,685 shares of First Merchants common stock were issued at the exchange ratio of 4.86 shares of First Merchants common stock for each of the 193,968 issued and outstanding shares of Union National common stock as of June 30, 1996, resulting in a transfer from common stock to additional paid-in capital of $852,000 to reflect the decrease in the aggregate par value of the issued and outstanding shares of First Merchants common stock relative to the aggregate par value of the currently outstanding shares of Union National common stock.

    Common stock                  $ (852)
    Additional paid-in capital    $  852

[2] To reflect exchange of shares of Randolph County common stock for shares of First Merchants common stock, retaining the historical cost basis of assets, liabilities and equity through the treatment as a pooling of interest. A total of 565,705 shares of First Merchants common stock were isssued at the exchange ratio of 20.53 shares of First Merchants common stock for each of the 27,555 issued and outstanding shares of Randolph County common stock as of June 30, 1996, resulting in a transfer from common stock to additional paid-in capital of $2,686,000 to reflect the decrease in the aggregate par value of the issued and outstanding shares of First Merchants common stock relative to the aggregate par value of the currently outstanding shares of Randolph County common stock.

    Common stock                  $ (2,686)
    Additional paid-in capital    $  2,686

                   PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                            SIX MONTHS ENDED JUNE 30, 1996
                                     (UNAUDITED)
                   (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                      (a)         (b)                     (c)            (d)                     (e)
                                                          Pro Forma    First Merchants/            Pro Forma
                                                         Adjustments   Union National              Adjustments
                                    First        Union     Increase     Pro Forma     Randolph     Increase      Pro Forma
                                  Merchants      National  (Decrease)     Combined    County      (Decrease)    Combined
                                  ----------------------------------------------------------------------------------------

 Interest income                  $  25,376    $  5,993                $  31,369    $  2,645                 $  34,014
 Interest expense                    11,176       3,467                   14,643       1,249                    15,892
                                  ----------------------------------------------------------------------------------------



 Net interest income                 14,200       2,526                   16,726       1,396                    18,122

Provision for loan losses               320         170                      490          90                       580
                                  ----------------------------------------------------------------------------------------

Net interest income
 after provision
 for  loan losses                    13,880       2,356                   16,236       1,306                    17,542

 Total other income                   3,610         239                    3,849         120                     3,969
 Total other expenses                 9,546       1,446                   10,992         802                    11,794
                                  ----------------------------------------------------------------------------------------

Income before income
 taxes                                7,944       1,149                    9,093         624                     9,717

 Income taxes                         2,785         333                    3,118         198                     3,316
                                 -----------------------------------------------------------------------------------------

 Net income                        $  5,159      $  816                 $  5,975      $  426                  $  6,401
                                ------------------------------------------------------------------------------------------
                                ------------------------------------------------------------------------------------------

Net income per common share         $  1.02                              $  1.00                               $  0.97

Average Shares
  Outstanding                     5,062,259                            6,004,944                             6,570,649



                                                                     12